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                                                                   EXHIBIT 23.01


                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
KBW, Inc.


We consent to the use of our report included herein and to the reference to our firm under the headings "Selected Historical Consolidated Financial Data" and "Experts" in the prospectus.



                                                 /s/ KPMG LLP


New York, New York
April 16, 1999